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                                                                    EXHIBIT 99.1
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                      AMERICAN INDUSTRIAL PROPERTIES REIT
                SPECIAL MEETING TO BE HELD                , 199

    THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST MANAGERS OF AMERICAN INDUSTRIAL PROPERTIES REIT (THE "TRUST").

    The undersigned hereby appoints Charles W. Wolcott and Marc A. Simpson, and each of them, jointly and severally, as Proxies, each with full power of substitution, to vote all of the undersigned's Common Shares of Beneficial
Interest in the Trust ("Shares"), held of record on           , 199 , at the
Special Meeting of Shareholders or at any postponements or adjournments thereof, on the proposals set forth below, as directed.

1. Approval of the Agreements and Plans of Merger, dated as of June 30, 1997, among the Trust, USAA Real Estate Income Investments I, A California Limited Partnership, USAA Real Estate Income Investments II Limited Partnership, USAA Income Properties III Limited Partnership and USAA Income Properties IV Limited Partnership and the issuance of Shares thereunder.

   [ ]  FOR                     [ ]  AGAINST                     [ ]  ABSTAIN

2. Postponement or adjournment of the Special Meeting for the solicitation of additional votes, if necessary.

   [ ]  FOR                     [ ]  AGAINST                     [ ]  ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTION MADE ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO. THE PROXIES WILL VOTE WITH RESPECT TO THE THIRD PROPOSAL ACCORDING TO THEIR BEST JUDGMENT. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR SHARE CERTIFICATE.

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    By signing and returning this Proxy, the undersigned acknowledges receipt of the Notice of Special Meeting and Joint Proxy Statement/ Prospectus delivered herewith.

                                                Dated                     , 199
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                                                --------------------------------
                                                           Signature

                                                --------------------------------
                                                  Signature (if held jointly)

                                                --------------------------------
                                                             Title

                                                Please sign exactly as name
                                                appears hereon. When Shares are
                                                held by joint tenants, both
                                                should sign. When signing as an
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                of such. If a corporation,
                                                please sign in corporate name by
                                                President or other authorized
                                                officer. If a partnership,
                                                please sign in partnership name
                                                by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: The Herman Group, Inc., 2121 San Jacinto Street, 26th Floor, Dallas, Texas 75201. Facsimile copies of the Proxy, properly completed and duly executed, will be accepted at (214) 999-9323 or (214) 999-9348. If you have any questions, please call The Herman Group, Inc. at (800) 555-6433.

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